SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

		Filed by the Registrant	[X]
		Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Information Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[X]	Definitive Information Statement

Fidelity Rutland Square Trust II
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total Fee Paid:
[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Information Statement

Strategic Advisers Funds

We appreciate your business and your trust in Fidelity Investments. As always, we are committed to keeping you informed about your Fidelity account(s), including any updates and/or changes.*

The enclosed information statement provides important information regarding new managers that have been appointed to some of the Strategic Advisers Funds held within your Fidelity account.

Inside, you will find detailed information about the terms of agreements made by your Investment Team at Strategic Advisers, Inc. They believe these changes will provide your account with additional benefits, such as increased manager diversification, and help to ensure that each of the Funds can be effectively managed to meet its specific style exposure and investment objective.

Please read the enclosed information carefully. No other action is required by you. Should you have any questions, please call the appropriate number listed below.

  For current or former clients in a Fidelity managed account: Please call 1-800-544-3455, Monday-Friday, 8 a.m. to 7 p.m. Eastern time, (Strategic Advisers® Core Fund, Strategic Advisers® International Fund, and Strategic Advisers® Small-Mid Cap Fund).
  For workplace participants [401(k), 403(b), or 457(b) accounts]: Please call 1-800-835-5095 (Strategic Advisers® Core Multi-Manager Fund, Strategic Advisers® International Multi-Manager Fund, and Strategic Advisers® Small-Mid Cap Multi-Manager Fund).

* You may have elected to suppress other legal notifications; however, certain regulatory requirements mean that we are legally bound to send you this notification. We apologize for any inconveniences.

IMPORTANT NOTICE REGARDING THE
AVAILABILITY OF INFORMATION STATEMENT.

The Information Statement is available at www.proxyvote.com/proxy.

STRATEGIC ADVISERS® CORE FUND
STRATEGIC ADVISERS CORE MULTI-MANAGER FUND
STRATEGIC ADVISERS INTERNATIONAL FUND
STRATEGIC ADVISERS INTERNATIONAL MULTI-MANAGER FUND
STRATEGIC ADVISERS SMALL-MID CAP FUND
STRATEGIC ADVISERS SMALL-MID CAP MULTI-MANAGER FUND
(THE FUNDS)

SERIES OF
FIDELITY RUTLAND SQUARE TRUST II
245 SUMMER STREET
BOSTON, MASSACHUSETTS 02210
1-800-544-3455 (CORE, INTERNATIONAL, AND SMALL-MID CAP FUNDS)
1-800-835-5095 (CORE MULTI-MANAGER, INTERNATIONAL MULTI-MANAGER,
AND SMALL-MID CAP MULTI-MANAGER FUNDS)

INFORMATION STATEMENT

This Information Statement is provided in lieu of a proxy statement by the Board of Trustees (the Board or Trustees) of Fidelity Rutland Square Trust II (the Trust), pursuant to the terms of an exemptive order that the Trust has received from the Securities and Exchange Commission (SEC) that permits the Trust's investment adviser, Strategic Advisers, Inc. (Strategic Advisers), to hire new, unaffiliated sub-advisers with the approval of the Trustees without obtaining shareholder approval.

This Information Statement is being mailed on or about November 10, 2014 to shareholders of record as of October 20, 2014. This Information Statement is intended to inform you that new sub-advisers have been appointed to your fund. No action is required of you. We are not asking you for a proxy and you are requested not to send us a proxy.

The information contained in this Information Statement relates to the Trustees' approval on September 4, 2014 of the following sub-advisory arrangements:

Fund
Sub-Adviser

Strategic Advisers® Core Fund (Core Fund)

Aristotle Capital
Management, LLC
(Aristotle)

Brandywine Global Investment
Management, LLC
(Brandywine Global)

ClariVest Asset Management LLC
(ClariVest)

LSV Asset Management
(LSV)

Massachusetts Financial
Services Company
(MFS)

Morgan Stanley Investment
Management Inc.
(MSIM)

Robeco Investment
Management, Inc.
(RIM)

Waddell & Reed Investment
Management Company
(WRIMCO)

Strategic Advisers Core Multi-Manager Fund (Core Multi-Manager Fund)
Strategic Advisers International Fund (International Fund)	Thompson, Siegel & Walmsley LLC (TS&W)
Strategic Advisers International Multi-Manager Fund (International Multi-Manager Fund)
Strategic Advisers Small-Mid Cap Fund (Small-Mid Cap Fund)	The Boston Company Asset Management, LLC (TBCAM) Fisher Investments
Strategic Advisers Small-Mid Cap Multi-Manager Fund (Small-Mid Cap Multi-Manager Fund)

The purpose of this Information Statement is to provide an overview of the Trustees' decision to appoint Aristotle, TBCAM, Brandywine Global, ClariVest, Fisher Investments, LSV, MFS, MSIM, RIM, TS&W, and WRIMCO (the New Sub-Advisers) as additional sub-advisers for each respective Fund and to discuss the terms of each new sub-advisory agreement (the Agreements). This is a joint information statement for multiple series of the Trust. You may not own shares of all funds included in this information statement. Shares of the Core Fund, the International Fund, and the Small-Mid Cap Fund are offered exclusively to certain clients of Strategic Advisers and are not available for sale to the general public. Shares of the Core Multi-Manager Fund, the International Multi-Manager Fund, and the Small-Mid Cap Multi-Manager Fund generally are available only through a retirement account or through an investment professional.

INTRODUCTION

Strategic Advisers is the Funds' investment adviser. Pursuant to the terms of an exemptive order granted to Strategic Advisers on November 28, 2006 (SEC Order), Strategic Advisers employs a so-called "manager of managers" arrangement in managing the Funds. Section 15(a) of the Investment Company Act of 1940 (the 1940 Act) generally requires that a fund's shareholders approve all agreements pursuant to which persons serve as investment adviser or sub-adviser to a fund. The SEC Order exempts Strategic Advisers and the Trust from the shareholder voting requirements of Section 15(a) of the 1940 Act and allows the Trustees, subject to certain conditions, to appoint new unaffiliated sub-advisers and approve their respective sub-advisory agreements on behalf of the Funds without a shareholder vote.

Consistent with the SEC Order, the Trustees, including a majority of the Trustees who are not parties to the Agreements or "interested persons" of any such party (the Independent Trustees), appointed each New Sub-Adviser as an additional sub-adviser to each respective Fund and approved each Agreement at an in-person meeting on September 4, 2014. As discussed later in this Information Statement, the Board carefully considered the matter and concluded that the appointment of each New Sub-Adviser under the terms of each Agreement was in the best interests of each respective Fund and its shareholders.

As a condition to relying on the SEC Order, Strategic Advisers and the Trust are required to furnish shareholders of each Fund with notification of the appointment of a new unaffiliated sub-adviser within ninety days from the date that the sub-adviser is hired. This Information Statement serves to provide such notice and give details of the new arrangements.

MANAGEMENT CONTRACT OF THE FUNDS

Strategic Advisers, located at 245 Summer Street, Boston, Massachusetts 02210, is the Funds' investment adviser. Strategic Advisers directs the investments of the Funds in accordance with each Fund's investment objective, polices and limitations pursuant to a management contract that was initially approved by the Board, including a majority of the Independent Trustees, on December 3, 2009 in the case of the Core Fund, on September 8, 2011 in the case of the Core Multi-Manager Fund, on March 4, 2010 in the case of the International and Small-Mid Cap Funds, on March 1, 2012 in the case of the International Multi-Manager Fund, and on December 1, 2011 in the case of the Small-Mid Cap Multi-Manager Fund. The management contract was approved by the initial sole shareholder on December 29, 2009 for the Core Fund, on November 15, 2011 for the Core Multi-Manager Fund, on August 20, 2010 for the International and Small-Mid Cap Funds, on April 16, 2012 for the International Multi-Manager Fund, and on December 19, 2011 for the Small-Mid Cap Multi-Manager Fund. The management contract for each Fund was most recently renewed by the Board on September 4, 2014.

Strategic Advisers or its affiliates, subject to the supervision of the Board, provides the management and administrative services necessary for the operation of each Fund. These services include, among others, supervising relations with, and monitoring the performance of, any sub-advisers; preparing all general shareholder communications, including shareholder reports; maintaining the Fund's records; maintaining the registration and qualification of the Fund's shares under federal and state law; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. In addition, Strategic Advisers or its affiliates also compensate all officers of each Fund and all personnel of each Fund or Strategic Advisers performing services relating to research, statistical and investment activities.

Each Fund pays a monthly management fee to Strategic Advisers (the Management Fee), which is shown in the table below. For each Fund, the Management Fee is calculated by adding Strategic Advisers' annual Management Fee rate and the total fee, payable monthly, to the Fund's sub-advisers based on each sub-adviser's allocated portion of the Fund's average daily net assets throughout the month. Each Fund's effective Management Fee may be higher or lower in the future based on factors such as the portion of fund assets managed by sub-advisers and the sub-advisory fee rates of the sub-advisers that may manage a Fund in the future.

Strategic Advisers has contractually agreed to waive its portion of the Management Fee for the Core, International, and Small-Mid Cap Funds through the expiration dates shown in the table below. Strategic Advisers has also contractually agreed that the maximum aggregate annual management fee rate of each fund will not exceed the rates shown in the table below. In addition, the Core Fund's management fee is all-inclusive, meaning that Strategic Advisers pays all other operating expenses of the Core Fund, with certain limited exceptions.

Fund	Strategic Advisers' portion of the Management Fee	Maximum Aggregate Annual Management Fee Rate	Management Fee Waiver Expiration Date
Core Fund	0.25%	1.00%	September 30, 2017
Core Multi-Manager Fund	0.30%	1.05%	--
International Fund	0.25%	1.00%	September 30, 2017
International Multi-Manager Fund	0.30%	1.05%	--
Small-Mid Cap Fund	0.25%	1.10%	September 30, 2017
Small-Mid Cap Multi-Manager Fund	0.30%A	1.15%	--

A Strategic Advisers has voluntarily agreed to waive 0.01% of the fund's management fee. This arrangement may be discontinued by Strategic Advisers at any time.

In addition, Strategic Advisers has agreed to reimburse the retail class, Class F, Class L, and Class N of the Core Multi-Manager, International Multi-Manager, and Small-Mid Cap Multi-Manager Funds to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their average net assets, exceed the rates shown in the following table.

Fund	Class	Expense Cap	Expiration Date
Core Multi-Manager Fund	Retail Class	0.97%	July 31, 2015
	Class F	0.87%A	N/A
	Class L	0.97%	July 31, 2015
	Class N	1.22%	July 31, 2015
International Multi-Manager Fund	Retail Class	1.18%	April 30, 2015
	Class F	1.09%A	N/A
	Class L	1.18%	April 30, 2015
	Class N	1.43%	April 30, 2015
Small-Mid Cap Multi-Manager Fund	Retail Class	1.16%	April 30, 2015
	Class F	1.06%A	N/A
	Class L	1.16%	April 30, 2015
	Class N	1.41%	April 30, 2015

A The expense caps for Class F of each fund are voluntary and may be discontinued by Strategic Advisers at any time.

Strategic Advisers may not discontinue or modify the management fee waiver and expense reimbursement arrangements for the Retail Class, Class L, and Class N prior to their expiration dates without the approval of the Board of Trustees. The addition of the New Sub-Advisers will not result in a change to the maximum aggregate annual management fee payable by shareholders, the portion of the management fee retained by Strategic Advisers, if any, or the management fee waiver and expense reimbursement arrangements discussed above.

In addition to the New Sub-Advisers, the following serve as sub-advisers to the Funds:

Fund	Existing Sub-Advisers
Core Fund	AllianceBernstein L.P.; Cornerstone Investment Partners, LLC; First Eagle Investment Management, LLC; OppenheimerFunds, Inc.; Pyramis Global Advisors, LLC (Pyramis); T. Rowe Price Associates, Inc.
Core Multi-Manager Fund
International Fund	Causeway Capital Management LLC; Massachusetts Financial Services Company; Pyramis, William Blair & Company, LLC
International Multi-Manager Fund
Small-Mid Cap Fund

Advisory Research, Inc.; Invesco Advisers, Inc.; Kennedy Capital Management, Inc.; Massachusetts Financial Services Company; Neuberger Berman Management LLC; Pyramis; RS Investment Management Co. LLC; Systematic Financial Management, L.P.

Small-Mid Cap Multi-Manager Fund

Pyramis is an affiliate of Strategic Advisers. Pyramis has not currently been allocated a portion of the International Fund's, Small-Mid Cap Fund's, or Small-Mid Cap Multi-Manager Fund's assets to manage.

The following tables show management fees paid by the Funds to Strategic Advisers and sub-advisory fees paid by Strategic Advisers to the Funds' sub-advisers during the fiscal periods ended February 28, 2014 for the International, International Multi-Manager, Small-Mid Cap, and Small-Mid Cap Multi-Manager Funds and May 31, 2014 for the Core and Core Multi-Manager Funds.

Fund	Management Fees Paid to Strategic AdvisersA	Management Fees Paid to Strategic Advisers as a % of Average Net Assets of the FundA	Aggregate Sub-Advisory Fees Paid by Strategic Advisers to Unaffiliated Sub-AdvisersB	Sub-Advisory Fees Paid by Strategic Advisers to Unaffiliated Sub-Advisers as a % of Average Net Assets of the Fund
Core Fund	$ 24,066,197C	0.20%C	$ 21,259,176	0.18%
Core Multi-Manager Fund	$ 444,988	0.60%	$ 205,965	0.28%
International Fund	$ 17,580,319	0.10%	$ 17,585,418	0.10%
International Multi-Manager Fund	$ 422,690	0.67%	$ 174,839	0.28%
Small-Mid Cap Fund	$ 10,246,514	0.25%	$ 9,552,126	0.23%
Small-Mid Cap Multi-Manager Fund	$ 388,798	0.77%	$ 224,074	0.44%

A After waivers reducing management fees in the amount of $30,419,439 for the Core Fund, $4,786 for the Core Multi-Manager Fund, $44,151,014 for the International Fund, $10,462,574 for the Small-Mid Cap Fund, and $5,082 for the Small-Mid Cap Multi-Manager Fund.

B Differences between the amount of the management fees paid by the funds to Strategic Advisers and the aggregate amount of subadvisory fees paid by Strategic Advisers to sub-advisers may be due to expense estimates which are accrued in the period to which they relate and adjusted when actual amounts are known.

C After credits reducing management fees in the amount of $80,653.

Fund	Sub-Advisory Fees Paid by Strategic Advisers to Affiliated Sub-AdvisersA	Sub-Advisory Fees Paid by Strategic Advisers to Affiliated Sub-Advisers as a % of Average Net Assets of the Fund
Core Fund	$ 3,078,703	0.03%
Core Multi-Manager Fund	$ 18,782	0.03%
International Fund	--	--
International Multi-Manager Fund	$ 59,328	0.09%
Small-Mid Cap FundB	$ 694,629	0.02%
Small-Mid Cap Multi-Manager FundB	$ 17,405	0.03%

A Differences between the amount of the management fees paid by the funds to Strategic Advisers and the aggregate amount of subadvisory fees paid by Strategic Advisers to sub-advisers may be due to expense estimates which are accrued in the period to which they relate and adjusted when actual amounts are known.

B Effective October 22, 2013, Pyramis no longer manages a portion of the fund's assets.

SUMMARY OF THE AGREEMENTS WITH THE NEW SUB-ADVISERS

On September 4, 2014, pursuant to the "managers of managers" arrangement, the Board of Trustees approved separate investment advisory agreements with each New Sub-Adviser on behalf of each respective Fund. The terms of each Agreement are substantially similar, except for the sub-advisory fees payable to each New Sub-Adviser. Pursuant to each Agreement, each New Sub-Adviser has day-to-day responsibility for choosing investments for the portion of assets of the respective Fund allocated to it by Strategic Advisers and for voting proxies for that Fund with respect to those investments.

Pursuant to the Agreements, each New Sub-Adviser provides a program of continuous investment management for the portion of the respective Fund's assets allocated to it in accordance with that Fund's investment objective and policies as stated in the Fund's prospectus and statement of additional information filed with the SEC on Form N-1A, as amended and supplemented from time to time (the Registration Statement), and such other limitations as the Trust, the respective Fund, the Board, or Strategic Advisers may impose. Each New Sub-Adviser will vote the respective Fund's proxies in accordance with the sub-adviser's proxy voting policies as approved by the Board. Strategic Advisers has granted each New Sub-Adviser authority to invest and reinvest the assets of the respective Fund allocated to it by selecting the securities, instruments, repurchase agreements, financial futures contracts, options and other investments and techniques that the Fund may purchase, sell, enter into or use. For providing investment management services to its allocated portion of each respective Fund, Strategic Advisers pays each New Sub-Adviser a monthly asset-based fee out of the Management Fee payable by each Fund.

Each Agreement may be terminated on sixty days' written notice to the respective sub-adviser: (i) by the Trust, pursuant to (A) action by the Board or (B) the vote of the holders of a "majority" (as defined in the 1940 Act) of the shares of the respective Fund or (ii) by Strategic Advisers. The Agreements are terminable, without penalty, by the sub-adviser upon ninety days' written notice to Strategic Advisers and the Trust. In addition, each Agreement will terminate in the event of the termination of the Management Contract with respect to each Fund. Each Agreement will be terminated automatically in the event of its "assignment" (as defined in the 1940 Act).

CORE FUND AND CORE MULTI-MANAGER FUND
ARISTOTLE

Aristotle's main office is located at 11100 Santa Monica Boulevard, Suite 1700, Los Angeles, California 90025. Aristotle is not affiliated with Strategic Advisers.

Investment Process

Aristotle employs a fundamental, bottom-up research driven approach to identify investments for it's Value Equity strategy. Aristotle focuses on those companies that it believes have higher quality businesses that are undervalued by the market relative to what the firm believes to be their fair value. Aristotle also looks for one or more catalysts that may help the company realize that fair value.

Portfolio Manager(s)

Howard Gleicher, CFA, Portfolio Manager

Howard Gleicher, CFA, serves as the portfolio manager for Aristotle's Value Equity strategy. Mr. Gleicher is Chief Executive Officer and Chief Investment Officer of Aristotle. Mr. Gleicher joined Aristotle in 2010. Prior to Aristotle, Mr. Gleicher was co-founder, Chief Executive Officer and Chief Investment Officer at Metropolitan West Capital Management, LLC (1997-2010). Mr. Gleicher's prior investment-related experience also includes serving as a Principal, Portfolio Manager and Investment Policy Committee member at Palley-Needelman Asset Management, Inc. (1988-1997), and as an Equity Portfolio Manager at Pacific Investment Management Company (PIMCO).

Directors and Officers

The following are directors and/or officers of Aristotle. The address of each is 11100 Santa Monica Boulevard, Suite 1700, Los Angeles, California 90025.

DIRECTORS AND OFFICERS
Name	Position
Richard S. Hollander	Chairman
Steven M. Borowski	President
Howard Gleicher	Chief Executive Officer and Chief Investment Officer
Gary Lisenbee	Co-Chief Executive Officer and Co-Chief Investment Officer
Michelle M. Gosom	Chief Compliance Officer
Richard H. Schweitzer	Chief Financial Officer and Chief Risk Officer

Aristotle also acts as investment adviser or sub-adviser to other registered investment companies (or portions thereof) set forth below, which have similar investment objectives as the portion of the Core and Core Multi-Manager Funds to be sub-advised by Aristotle:

Fund	Net Assets (as of August 31, 2014)
Strategic Advisers Value Fund	$ 666.6 million
Strategic Advisers Value Multi-Manager Fund	$ 1.8 million

No officer or Trustee of the Funds is an officer, employee, director, or shareholder of Aristotle.

BRANDYWINE GLOBAL

Brandywine Global's main office is located at 2929 Arch Street, Philadelphia, Pennsylvania 19104. Brandywine Global is not affiliated with Strategic Advisers.

Investment Process

Brandywine Global employs a value-style investment process and focuses on picking what it believes are fundamentally sound companies/securities that are under-appreciated and have the catalysts necessary to return to their former levels of valuation. The cornerstone of Brandywine Global's portfolio management philosophy is a team-based approach, wherein the knowledge and experience of each individual is leveraged to the fullest degree.

Portfolio Manager(s)

Joseph J. Kirby, Co-Manager

Joseph J. Kirby serves as a portfolio manager for Brandywine Global's portion of the Core Fund's assets, which he has managed since September 2014. Mr. Kirby is lead portfolio manager for Brandywine Global's Diversified Large Cap Value Equity and Diversified Large Cap 130/30 strategies. He serves as a portfolio manager and securities analyst on Brandywine Global's Diversified Value Equity team. Mr. Kirby contributes to the quantitative and fundamental analysis of securities for the Diversified Value Equity portfolios by consistently applying Brandywine Global's disciplined management exclusionary process. Since joining Brandywine Global and its Diversified Team in 1994, Mr. Kirby has been involved in each aspect of the portfolio process, including leading the trading efforts for all Diversified portfolios from 1997 through 2000. Prior to joining Brandywine Global, he was with CoreStates Financial Corporation as an auditor (1992-1994). Mr. Kirby earned a B.S. in Finance from DeSales University.

Henry F. Otto, Co-Manager

Henry F. Otto serves as a portfolio manager for Brandywine Global's portion of the Core Fund's assets, which he has managed since September 2014. Mr. Otto is the founder and co-lead portfolio manager of Brandywine Global's Diversified Value Equity strategies. Prior to joining Brandywine Global in 1988, he was with Dimensional Fund Advisors, Inc., where he managed and traded small cap portfolios and developed computer systems to structure portfolios and analyze performance (1984-1987), and the Chicago Board of Trade as a financial economist developing financial-based futures and options (1982-1984). He earned both an M.B.A. in Finance and Economics and a B.A. in Economics from the University of Chicago. Mr. Otto is a member of Brandywine Global's Executive Board.

Steven M. Tonkovich, Co-Manager

Steven M. Tonkovich serves as a portfolio manager for Brandywine Global's portion of the Core Fund's assets, which he has managed since September 2014. Mr. Tonkovich is co-lead portfolio manager of Brandywine Global's Diversified Value Equity strategies. He plays an integral role in the team's continual refinement of the Diversified Value Equity investment process and the firm's ongoing research into value investing. Prior to joining Brandywine Global in 1989, he was with the Wharton School of the University of Pennsylvania as a research analyst in the Finance Department (1987-1989) and the Moore School of Electrical Engineering of the University of Pennsylvania as a research assistant (1986-1987). Mr. Tonkovich earned a B.S.E in Finance and Regional Science from the Wharton School. He is a member of Brandywine Global's Executive Board.

Directors and Officers

The following are directors and/or officers of Brandywine Global. The address of each is 2929 Arch Street, Philadelphia, Pennsylvania 19104.

DIRECTORS AND OFFICERS
Name	Position
Mark Paul Glassman	Executive Vice President and Chief Administrative Officer
Christopher David Marzullo	General Counsel and Chief Compliance Officer
David Fenno Hoffman	Executive Vice President
Peter H. Nachtwey	Non-Employee Manager
Jennifer Williams Murphy	Non-Employee Manager

Brandywine Global also acts as investment adviser or sub-adviser to other registered investment companies (or portions thereof) set forth below, which have similar investment objectives as the portion of the Core and Core Multi-Manager Funds to be sub-advised by Brandywine Global:

Fund	Net Assets (as of August 31, 2014)
Strategic Advisers Value Fund	$ 3,911.2 million
Strategic Advisers Value Multi-Manager Fund	$ 5.9 million

No officer or Trustee of the Funds is an officer, employee, director, or shareholder of Brandywine Global.

CLARIVEST

ClariVest's main office is located at 3611 Valley Centre Drive, Suite 100, San Diego, California 92130. ClariVest is not affiliated with Strategic Advisers.

Investment Process

ClariVest believes that investor behavior drives stock prices. The firm looks to capture excess return potential created by investors' inefficient responses to growth and contraction cycles. Simply put, ClariVest believes that in the face of uncertainty, investors rely too heavily on the past and tend to either over- or under-react to new information.

ClariVest's investment strategy is based on capturing the return potential created at inflection points where investors react inefficiently to changing information. The firm has developed a disciplined approach that seeks to identify these inflection points. Once identified, ClariVest seeks to construct a risk controlled portfolio of securities undergoing fundamental change. This framework builds toward the goal of sustainable outperformance. Because the process captures investor under-reaction or over-reaction, as long as people behave inefficiently, ClariVest believes they can capture the opportunities presented by this behavior.

Portfolio Manager(s)

Frank Feng, Ph.D., Co-Manager

Frank Feng, PhD, is a founder and owner of ClariVest Asset Management LLC. Frank is a lead portfolio manager on the teams responsible for the firm's U.S. large cap, U.S. mid cap, All-Canada and China investment strategies. Prior to forming ClariVest in March 2006, Frank was a portfolio manager responsible for the US large-cap core strategy in the Systematic investment team at Nicholas-Applegate Capital Management. Before joining Nicholas-Applegate, Frank served as a senior quantitative analyst with Thomson Financial/Vestek and as a credit analyst with Providian Financial. He received a BA from Jiaotong University, Xian, China, an MBA from The University of International Business & Economics, Beijing, China, and a PhD in finance from Georgia State University. Frank began his investment career in 1997.

Stacey Nutt, Ph.D., Co-Manager

Stacey Nutt is a founder and owner of ClariVest Asset Management LLC. As CIO, Stacey oversees the development and implementation of the firm's investment strategy and its application to all of the firm's products. As CEO, he guides the firm's business activities. Stacey has day-to-day portfolio management and research responsibilities. Prior to forming ClariVest in March 2006, Stacey led Nicholas-Applegate Capital Management's Systematic investment team, which managed over $5 billion in assets. In addition, he was the portfolio manager for Systematic US small-cap strategies and co-manager for the Systematic small/mid (smid) strategy. Before joining Nicholas-Applegate, Stacey was a research director at Vestek Systems, an innovator in applying technology to help investment professionals make more informed decisions. Earlier, he served as an assistant professor of accounting at Virginia Polytechnic Institute. He received his Bachelor of Science degree from Oral Roberts University and his MBA and PhD from Georgia Institute of Technology. Stacey began his investment career in 1993.

David J. Pavan, CFA, Co-Manager

David is a co-founder and owner of ClariVest Asset Management LLC. David is a lead portfolio manager on the team responsible for the firm's U.S. large cap, U.S. mid cap and All-Canada investment strategies. Prior to forming ClariVest in March 2006, David was the portfolio manager for the Systematic US large-cap growth strategies at Nicholas-Applegate Capital Management, and was a member of the Systematic investment team that managed over $5 billion in assets at the firm. Previously, he served as a quantitative analyst at Putnam Investments. Prior to this, David was a partner at Genus Capital Management, where he worked as an equity analyst. David holds a Bachelor's of Mathematics degree in Computer Science from the University of Waterloo, an MBA from Queen's University, and a Masters in Computational Finance from Carnegie Mellon University. David began his investment career in 1993.

Ed Wagner, Co-Manager

Ed Wagner is a portfolio manager at ClariVest Asset Management LLC on the team responsible for the firm's U.S. large cap, U.S. mid cap and All-Canada investment strategies. Upon joining ClariVest in December 2007 and through February 2012, Ed had portfolio management responsibilities for U.S. micro cap, small cap and mid cap strategies. Previously he was a business analyst at Advent Software responsible for fixed income and derivatives functionality for Geneva, Advent's hedge fund accounting product. Before joining Advent, Ed was an investment analyst for US small cap strategies and served as a member of the Systematic investment team at Nicholas-Applegate Capital Management. Before joining Nicholas-Applegate, he was an Assistant Product Manager and Junior Quantitative Analyst for Vestek Systems. Ed holds a Bachelor's degree in Economics from the University of California, San Diego, and an MBA from the Australian Graduate School of Management. Ed began his investment career in 1994.

Directors and Officers

The following are directors and/or officers of ClariVest. The address of each is 3611 Valley Centre Drive, Suite 100, San Diego, California 92130.

DIRECTORS AND OFFICERS
Name	Position
Stacey Ross Nutt	Chief Executive Officer, Chief Investment Officer
Jeff A. Jacobson	Chief Financial Officer, Chief Operations Officer
Tiffany Ann Ayres	Chief Compliance Officer, General Counsel
David J. Pavan	Member
David Raymond Vaughn	Member
Todd Nathan Wolter	Member
Richard Rossi	Member
J. Cooper Abbot	Member
Court James	Member
CONTROL PERSONS
Name	Relationship
Eagle Asset Management, Inc.	Owns 45% of ClariVest
Raymond James Financial	Owns 100% of Eagle Asset Management, Inc.

ClariVest also acts as investment adviser or sub-adviser to other registered investment companies (or portions thereof) set forth below, which have similar investment objectives as the portion of the Core and Core Multi-Manager Funds to be sub-advised by ClariVest:

Fund	Net Assets (as of August 31, 2014)
Strategic Advisers Growth Fund	$ 2,016.5 million
Strategic Advisers Growth Multi-Manager Fund	$ 12.1 million

No officer or Trustee of the Funds is an officer, employee, director, or shareholder of ClariVest.

LSV

LSV's main office is located at 155 North Wacker Drive, Suite 4600, Chicago, Illinois 60606. LSV is not affiliated with Strategic Advisers.

Investment Process

The fundamental premise on which LSV's investment philosophy is based is that superior long-term results can be achieved by systematically exploiting the judgmental biases and behavioral weaknesses that influence the decisions of many investors. These include: the tendency to extrapolate the past too far into the future, wrongly equating a good company with a good investment irrespective of price, ignoring statistical evidence and developing a "mindset" about a company.

The Large Cap Value Equity (U.S.) strategy is managed using quantitative techniques to select individual securities in a risk-controlled, bottom-up approach. Value factors and security selection dominate sector/industry factors as explanators of performance. LSV believes that the competitive strength of this strategy is that it avoids introducing to the process any judgmental biases and behavioral weaknesses that often influence investment decisions.

LSV's research and investment team has developed models through years of research in the areas of value investing, contrarian strategies and behavioral finance. LSV's roots in these areas of academic research form the core of its investment philosophy and continue to drive the evolution of the LSV models over time. LSV now employs its approach to manage strategies across global equity markets encompassing all capitalization ranges.

Portfolio Manager(s)

Guy Lakonishok, CFA Co-Manager

Guy Lakonishok, CFA, serves as portfolio manager for LSV's portion of the Core Fund's assets, which he has managed since September 2014. Mr. Lakonishok has served as a Quantitative Analyst of LSV since 2009, a partner since 2013 and portfolio manager since 2014. He has more than 13 years of investment experience.

Josef Lakonishok, CFA, Co-Manager

Josef Lakonishok serves as a portfolio manager for LSV's portion of the Core Fund's assets, which he has managed since September 2014. Dr. Lakonishok has served as CEO, CIO, Partner and portfolio manager for LSV since its founding in 1994. He has more than 36 years of investment and research experience.

Puneet Mansharamani, CFA, Co-Manager

Puneet Mansharamani, CFA, serves as a portfolio manager for LSV's portion of the Core Fund's assets, which he has managed since September 2014. Mr. Mansharamani has served as a Partner and portfolio manager since 2006 and a Quantitative Analyst of LSV since 2000. He has more than 15 years of investment experience.

Greg Sleight, Co-Manager

Greg Sleight serves as portfolio manager for LSV's portion of the Core Fund's assets, which he has managed since September 2014. Mr. Sleight has served as a Quantitative Analyst of LSV since 2006, a partner since 2012 and portfolio manager since 2014. He has more than 8 years of investment experience.

Menno Vermeulen, CFA, Co-Manager

Menno Vermeulen, CFA, serves as a portfolio manager for LSV's portion of the Core Fund's assets, which he has managed since September 2014. Mr. Vermeulen has served as a portfolio manager and senior quantitative analyst of LSV since 1995 and a Partner since 1998. He has more than 22 years of investment and research experience.

Directors and Officers

The following are directors and/or officers of LSV. The address of each is 155 North Wacker Drive, Suite 4600, Chicago, Illinois 60606.

DIRECTORS AND OFFICERS
Name	Position
Josh O'Donnell	Chief Legal Officer and Chief Compliance Officer
Kevin Phelan	Chief Operating Officer
Josef Lakonishok	Chief Executive Officer and Chief Investment Officer
CONTROL PERSONS
Name	Relationship
SEI Funds, Inc.	Owns 39% of LSV

LSV also acts as investment adviser or sub-adviser to other registered investment companies (or portions thereof) set forth below, which have similar investment objectives as the portion of the Core and Core Multi-Manager Funds to be sub-advised by LSV:

Fund	Net Assets (as of August 31, 2014)
Strategic Advisers Value Fund	$ 3,916.9 million
Strategic Advisers Value Multi-Manager Fund	$ 5.9 million

No officer or Trustee of the Funds is an officer, employee, director, or shareholder of LSV.

MFS

MFS' main office is located at 111 Huntington Avenue, Boston, Massachusetts 02199. MFS is not affiliated with Strategic Advisers.

Investment Process

MFS uses a bottom-up approach to buying and selling investments for the Large Cap Growth Equity strategy. Investments are selected based on fundamental and quantitative analysis. MFS uses fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer's earnings, cash flows, competitive position and management ability. MFS also uses quantitative models that systematically evaluate an issuer's valuation, price and earnings momentum, earnings quality, and other factors.

In managing this strategy, MFS focuses on investing the fund's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.

Portfolio Manager(s)

Matthew Krummell, Portfolio Manager

Matthew W. Krummell is an Investment Officer of MFS and has been employed in the investment area of MFS since 2001.

Directors and Officers

The following are directors and/or officers of MFS. The address of each as it relates to that person's position with MFS is 111 Huntington Avenue, Boston, Massachusetts 02199.

DIRECTORS AND OFFICERS
Name	Position
Robert James Manning	Director, Chief Executive Officer, Chairman of the Board of Directors
Robin Ann Stelmach	Executive Vice President, Chief Operating Officer
Mark Neil Polebaum	Executive Vice President, General Counsel, Secretary
Amrit Birsingh Kanwal	Executive Vice President, Chief Financial Officer
Michael William Roberge	Director, President, Chief Investment Officer, Director of Global Research
Carol W. Geremia	Executive Vice President
James A. Jessee	Executive Vice President
Timothy M. Fagan	Chief Compliance Officer
David A. Antonelli	Vice Chairman
Stephen C. Peacher	Director
Colm J. Freyne	Director
CONTROL PERSONS
Name	Relationship
Sun Life of Canada (U.S.) Financial Services Holdings, Inc.	Owns >75% of MFS and is an indirect, majority-owned subsidiary of Sun Life Financial, Inc.

MFS also acts as investment adviser or sub-adviser to other registered investment companies (or portions thereof) set forth below, which have similar investment objectives as the portion of the Core and Core Multi-Manager Funds to be sub-advised by MFS:

Fund	Net Assets (as of August 31, 2014)
Strategic Advisers Growth Fund	$ 1,972.9 million
Strategic Advisers Growth Multi-Manager Fund	$ 17.0 million
SunAmerica Blue Chip Growth Portfolio	$ 329.8 million
NVIT Multi-Manager Large Cap Growth Fund	$ 517.8 million

No officer or Trustee of the Funds is an officer, employee, director, or shareholder of MFS.

MSIM

MSIM's main office is located at 522 Fifth Avenue, New York, New York 10032. MSIM is not affiliated with Strategic Advisers.

Investment Process

MSIM will utilize a growth-oriented style, using bottom-up fundamental analysis, focused on free cash flow yield, as a basis for all investment decisions in the Mid-Cap Growth strategy. MSIM will seek high-quality companies with sustainable competitive advantages.

Portfolio Manager(s)

Dennis P. Lynch, Lead Manager

Dennis P. Lynch, Managing Director, is the Head of Growth Investing for MSIM. Prior to joining the firm, he worked as a sell side analyst for JP Morgan Securities. Mr. Lynch received a B.A. in Political Science from Hamilton College, and an M.B.A. in Finance, with honors, from Columbia University. Mr. Lynch joined MSIM in 1998, and has 20 years of investment experience.

Sam G. Chainani, CFA, Co-Manager

Sam G. Chainani, CFA, Managing Director, joined MSIM's Growth Team in 2000. Sam is an investor on the team. Previously, he was a strategy specialist for the team's Small and Mid Cap Growth strategies. He received a B.S. in Management with a concentration in Finance from Binghamton University. He holds the Chartered Financial Analyst designation. Mr. Chainani joined MSIM in 1996, and has 18 years of investment experience.

David S. Cohen, Co-Manager

David S. Cohen, Managing Director, joined MSIM's Growth Team in 1999. Mr. Cohen is an investor on the team. Prior to joining the firm, he was a senior fund accountant at Alliance Capital. Previously, he was a fund accountant at Natwest and Wall Street Trust. Mr. Cohen received a B.S. in Management, summa cum laude, from Pace University. Mr. Cohen joined MSIM in 1993, and has 26 years of investment experience.

Armistead B. Nash, Co-Manager

Armistead B. Nash, Managing Director, joined MSIM's Growth Team in 2004. Mr. Nash is an investor on the team. Previously, he was a member of the U.S. Research Group, working closely with the Growth Team. Prior to joining the firm, he was an associate in investment product development at BlackRock Financial Management. Previously, he was a research analyst in high yield research at KEA Capital. Mr. Nash received a B.A. from the University of Virginia in History, and an M.B.A. from the University of Virginia Darden School of Business in Business Administration. Mr. Nash joined MSIM in 2002, and has 14 years of investment experience. He holds Series 7 and 63 registrations from FINRA.

Alexander T. Norton, Co-Manager

Alexander T. Norton, Executive Director, joined MSIM's Growth Team in 2000. Alex is an investor on MSIM's Growth Team. Prior to joining the firm, he was an associate in Equity Derivative Sales and later an associate in Equity Research at Donaldson Lufkin & Jenrette. Previously, he was a Bond Broker with Cantor Fitzgerald. Alex received a B.A. in History from the University of Pennsylvania, and an M.B.A. from Columbia Business School in Finance. Mr. Norton joined MSIM in 2000, and has 19 years of investment experience.

Jason C. Yeung, CFA, Co-Manager

Jason C. Yeung, CFA, Managing Director, joined MSIM's Growth Team in 2004. Jason is an investor on the team. Previously, he was a member of the U.S. Research Group, working closely with the Growth Team. Prior to joining the firm, he was a senior research analyst at Ramius Capital Group. Previously, he was an equity research analyst at Deutsche Bank. Mr. Yeung received a B.A. in International Relations, Phi Beta Kappa, from Johns Hopkins University and an M.Phil. from the University of Cambridge in International Relations. He holds the Chartered Financial Analyst designation. Mr. Yeung joined MSIM in 2002, and has 17 years of investment experience.

Directors and Officers

The following are directors and/or officers of MSIM. The address of each is 522 Fifth Avenue, New York, New York 10032.

DIRECTORS AND OFFICERS
Name	Position
Gregory J. Flemming	Managing Director and President
Arthur Lev	Managing Director and Director
Kevin Klingert	Managing Director and Director
James T. Janover	Managing Director and Director
Mary Alice Dunne	Managing Director and Director
Christopher L. O'Dell	Managing Director and Secretary
Jeffrey Gelfand	Managing Director and Chief Financial Officer
Karen Cassidy	Executive Director and Treasurer
Stefanie Chang Yu	Managing Director and Chief Compliance Officer
Philip Varela	Executive Director and Chief Anti-Money Laundering Officer
CONTROL PERSONS
Name	Relationship
Morgan Stanley	Owns 100% of MSIM

MSIM also acts as investment adviser or sub-adviser to other registered investment companies (or portions thereof) set forth below, which have similar investment objectives as the portion of the Core and Core Multi-Manager Funds to be sub-advised by MSIM:

Fund	Net Assets (as of August 31, 2014)
Morgan Stanley Institutional Fund Trust Mid Cap Growth Portfolio	$ 7,550.7 million
Universal Institutional Funds Mid Cap Growth Portfolio	$ 210.8 million
Morgan Stanley Select Dimensions Investment Series Mid Cap Growth Portfolio	$ 23.2 million
Strategic Advisers Growth Fund	$ 678.6 million
Strategic Advisers Growth Multi-Manager Fund	$ 4.8 million
Sub-Advised Fund A	$ 932.1 million
Sub-Advised Fund B	$ 764.7 million
Sub-Advised Fund E	$ 505.3 million
Sub-Advised Fund F	$ 1,128.4 million
Sub-Advised Fund G	$ 259.5 million
Sub-Advised Fund H	$ 1,290.6 million
Sub-Advised Fund I	$ 193.4 million

No officer or Trustee of the Funds is an officer, employee, director, or shareholder of MSIM.

RIM

RIM's main office is located at One Beacon Street, 30th Floor, Boston, Massachusetts 02108. RIM is not affiliated with Strategic Advisers.

Investment Process

RIM seeks to invest in stocks that it considers to have attractive value characteristics with strong fundamentals, such as a high return on invested capital, and with positive business momentum, such as improving trends and rising earnings and/or a catalyst for improved business outlook. RIM uses both quantitative and qualitative factors in making its stock selections. RIM's goal is to outperform the Fund's benchmark index in falling markets and to keep pace in rising markets while protecting capital.

RIM begins with a quantitative analysis that provides a statistical ranking of the investment universe based on valuation, momentum, and fundamental factors. The research team then applies fundamental analysis to those securities that includes validation of the quantitative analysis and fundamental research, including an in-depth review of the issuer's financials, resulting in a price target and a recommendation. The portfolio management team then constructs the portfolio using such recommendations and risk control parameters, such as diversification among industries and sectors. RIM also establishes a sell discipline for each security in the portfolio based on a target price. RIM also will sell a security if business fundamentals weaken or there is a reversal of an intended catalyst.

Portfolio Manager(s)

Mark Donovan, CFA, Co-Chief Executive Officer

Mark Donovan, CFA, has served as head of the large cap equity team and senior portfolio manager since 1995.

David Pyle, CFA, Managing Director

David Pyle, CFA, has served as a portfolio manager since 2004 and previously as a research analyst since 2000.

Directors and Officers

The following are directors and/or officers of RIM. The address of each is One Beacon Street, 30th Floor, Boston, Massachusetts 02108.

DIRECTORS AND OFFICERS
Name	Position
Joseph Feeney	Co-Chief Executive Officer
Mark Donovan	Co-Chief Executive Officer
Matt Davis	Chief Financial Officer
William Butterly, III, Esq.	Chief Operating Officer, Chief Compliance Officer and General Counsel
Roderick Munsters	RIM Director
Leni Boeren	RIM Director
Martin Mlynar	RIM Director
Michiel Prinsze	RIM Director

RIM also acts as investment adviser or sub-adviser to other registered investment companies (or portions thereof) set forth below, which have similar investment objectives as the portion of the Core and Core Multi-Manager Funds to be sub-advised by RIM:

Fund	Net Assets (as of August 31, 2014)
John Hancock III Disciplined Value Fund	$ 11,513.7 million
MGI US Large Cap Value MF	$ 103.1 million
Strategic Advisers Value Fund	$ 1,384.4 million
Strategic Advisers Value Multi-Manager Fund	$ 4.1 million

No officer or Trustee of the Funds is an officer, employee, director, or shareholder of RIM.

WRIMCO

WRIMCO's main office is located at 6300 Lamar Avenue, P.O. Box 29217, Overland Park, Kansas 66201. WRIMCO is not affiliated with Strategic Advisers.

Investment Process

We invest in companies that can take the established competitive advantages in their respective industries and generate above average levels of profitability and sustained growth.

Portfolio Manager(s)

Daniel P. Becker, CFA, Co-Manager

Daniel P. Becker, CFA, is a Senior Vice President and portfolio manager of Waddell & Reed Investment Management Company. Mr. Becker graduated from the University of Wisconsin at Madison in 1987 with a B.S. in mathematical economics. He earned an MS with an emphasis in finance, investments, and banking from the University of Wisconsin Graduate School of Business in 1989. Mr. Becker was previously affiliated with the State of Wisconsin Investment Board as a research technician from June 1988 through February 1989 and as an investment analyst beginning in February 1989. Mr. Becker joined WRIMCO in October 1989.

Philip J. Sanders, CFA, Co-Manager

Philip J. Sanders, CFA, is a Senior Vice President, Chief Investment Officer, and portfolio manager of Waddell & Reed Investment Management Company. Mr. Sanders received his BA in economics in 1980 from the University of Michigan. He earned an MBA from the University of North Carolina at Charlotte in 1986. Mr. Sanders was previously affiliated with Banc of America Capital Management from 1988 to 1998. Mr. Sanders served as lead portfolio manager of Banc of America's large cap growth style with assets of approximately $2 billion in mutual fund and individually managed institutional accounts. Mr. Sanders joined Waddell & Reed in August 1998.

Directors and Officers

The following are directors and/or officers of WRIMCO. The address of each is 6300 Lamar Avenue, P.O. Box 29217, Overland Park, Kansas 66201.

DIRECTORS AND OFFICERS
Name	Position
Henry J. Herrmann	Chairman of the Board, Director, Chief Executive Officer, President
Wendy J. Hills	Senior Vice President, General Counsel, Secretary
Kristen A. Richards	Senior Vice President, Chief Compliance Officer, Associate General Counsel
John E. Sundeen, Jr.	Executive Vice President, Chief Administrative Officer, Director
Brent K. Bloss	Senior Vice President, Chief Financial Officer, Director, Treasurer
Kurt A. Sundeen	Senior Vice President, Chief Operations Officer
Michael L. Avery	Executive Vice President, Director
Thomas W. Butch	Senior Vice President, Chief Marketing Officer
Philip J. Sanders	Senior Vice President, Chief Investment Officer, Director
CONTROL PERSONS
Name	Relationship
Waddell & Reed Financials, Inc. (WDR)	Owns 100% of WRIMCO

WRIMCO also acts as investment adviser or sub-adviser to other registered investment companies (or portions thereof) set forth below, which have similar investment objectives as the portion of the Core and Core Multi-Manager Funds to be sub-advised by WRIMCO:

Fund	Net Assets (as of August 31, 2014)
Waddell & Reed Advisors Vanguard Fund	$ 1,485.1 million
Ivy Large Cap Growth Fund	$ 1,556.0 million
Ivy VIP Growth Fund	$ 824.4 million
Strategic Advisers Growth Fund	$ 2,453.1 million
Strategic Advisers Growth Multi-Manager Fund	$ 12.5 million
Securian Funds Trust (SFT) Ivy Growth Fund	$ 511.4 million

No officer or Trustee of the Funds is an officer, employee, director, or shareholder of WRIMCO.

INTERNATIONAL FUND AND INTERNATIONAL MULTI-MANAGER FUND
TS&W

TS&W's main office is located at 6806 Paragon Place, Suite 300, Richmond, Virginia 23230. TS&W is not affiliated with Strategic Advisers.

Investment Process

TS&W employs a relative value process utilizing a combination of quantitative and qualitative methods based on a Four-Factor Screen designed to outperform the Morgan Stanley Capital International EAFE Index. TS&W's analysts also perform rigorous fundamental analysis. TS&W generally limits its investment universe to those companies with a minimum of three years of operating history. TS&W employs a consistent sell discipline which includes a significant negative earnings revision, a stock being sold when the catalyst is no longer valid or when another stock presents a more attractive opportunity.

Portfolio Manager(s)

Brandon Harrell, CFA, Portfolio Manager

Brandon Harrell, CFA serves as the Portfolio Manager for TS&W's portion of the International Fund's assets, which he has managed since September 2014. Mr. Harrell has served as a portfolio manager for the TS&W International Fund since 2005 and as a portfolio manager at TS&W since 1996. Mr. Harrell also serves as the co-Portfolio Manager for TS&W International Small Cap Fund.

Directors and Officers

The following are directors and/or officers of TS&W. The address of each is 6806 Paragon Place, Suite 300, Richmond, Virginia 23230.

DIRECTORS AND OFFICERS
Name	Position
Lawrence E. Gibson	Co-Chief Executive Officer and Chairman, Director
Horace P. Whitworth	Co-Chief Executive Officer, Chief Financial Officer and President, Director
Frank H. Reichel III	Chief Investment Officer, Director
Jessica L. Thompson, Esq.	Chief Compliance Officer
Lori N. Anderson	Risk Manager and Director of Operations
Herbert B. Thomson III	Secretary and Director of Research, Director
Cheryl M. Mounce	Treasurer
Aidan J. Riordan	Executive Vice President Head of Affiliate Management of Old Mutual Asset Management, Director
CONTROL PERSONS
Name	Relationship
Old Mutual US Holdings Inc. (OMUSH)	Owns 75.7% of TS&W

TS&W also acts as investment adviser or sub-adviser to other registered investment companies (or portions thereof) set forth below, which have similar investment objectives as the portion of the International and International Multi-Manager Funds to be sub-advised by TS&W:

Fund	Net Assets (as of August 31, 2014)
AST New Discovery Asset Allocation Portfolio	$ 85.8 million
Transamerica International Equity	$ 1,243.2 million
Transamerica International Equity LC VP Trust	$ 148.1 million
Transamerica Partners International Equity	$ 563.1 million

No officer or Trustee of the Funds is an officer, employee, director, or shareholder of TS&W.

SMALL-MID CAP FUND AND SMALL-MID CAP MULTI-MANAGER FUND
TBCAM

TBCAM's main office is located at One Boston Place, Boston, Massachusetts 02108. TBCAM is not affiliated with Strategic Advisers.

Investment Process

The Boston Company's Opportunistic Value investment process selects stocks for their attractive potential upside to intrinsic value and constructs a portfolio with macro accents that capture market dislocations.

Using deep fundamental research, the large, dedicated investment team identifies companies priced well below their intrinsic value, with fundamental prospects that are misunderstood by the marketplace. Stocks that offer the highest trade-off between potential reward and assumed risk are included in the portfolio, particularly those in which the team has the most unique investment insight.

The actively managed portfolio also incorporates the big picture. Capital is allocated to the most attractive industries and sectors, reflecting multi-industry macro influences that can enhance long-term return potential. At times, the team's strict valuation discipline can result in limited or no exposure to some industries or sectors. The process produces a differentiated investment approach, high active share and greater excess return potential over time.

Portfolio Manager(s)

David A. Daglio, CFA, Lead Portfolio Manager

David A. Daglio, CFA, serves as the lead portfolio manager for TBCAM's portion of each fund's assets, which he has managed since October 2014. Mr. Daglio is a Senior Managing Director at TBCAM, has been the strategy's lead portfolio manager since August 2005 and as an analyst since January 1998.

Directors and Officers

The following are directors and/or officers of TBCAM. The address of each is One Boston Place, Boston, Massachusetts 02108.

DIRECTORS AND OFFICERS
Name	Position
Joseph P. Gennaco	Head of Boutique Relations - North American Distribution, BNY Mellon Investment Management
Bart A. Grenier	Chairman, Chief Executive Officer and Chief Investment Officer of TBCAM
Mitchell Evan Harris	President of Investment Management for BNY Mellon
Edward H. Ladd	Chairman Emeritus of Standish Mellon Asset Management
Cynthia Steer	Head of Manager Research and Investment Solutions for BNY Mellon Investment Management

TBCAM also acts as investment adviser or sub-adviser to other registered investment companies (or portions thereof) set forth below, which have similar investment objectives as the portion of the Small-Mid Cap and Small-Mid Cap Multi-Manager Funds to be sub-advised by TBCAM:

Fund	Net Assets (as of August 31, 2014)
BNY Mellon Small Mid Cap Fund	$ 163.9 million
CIBC Small Mid Cap Opportunistic Value	$ 187.5 million

No officer or Trustee of the Funds is an officer, employee, director, or shareholder of TBCAM.

FISHER INVESTMENTS

Fisher Investments' main office is located at 5525 NW Fisher Creek Drive, Camas, Washington 98607. Fisher Investments is not affiliated with Strategic Advisers.

Investment Process

Fisher Investments provides investment management services to the funds through the Fisher Investments Institutional Group Small and Mid Cap Value (FIIG Small and Mid Cap Value) strategy. The FIIG Small and Mid Cap Value strategy employs a combined bottom-up and top-down approach to discover securities most likely to generate the highest expected returns. The strategy utilizes a three step investment process seeking to identify strategic attributes in companies undervalued by the marketplace. We believe capital markets are highly effective discounters of widely known information, and supply and demand drive securities pricing. Our focus on global economic, political and sentiment drivers and their impact on supply and demand for different market segments adds considerable value to our philosophy.

We define our FIIG Small and Mid Cap Value universe by sorting the US equity universe by market capitalization. Our starting security universe of approximately 2250 companies is derived from the Compustat Research Insight database and represents the smallest 2250 companies in the Russell 2500 universe by market capitalization. We then utilize our proprietary multivariate RANK 4 valuation model to consistently define the value universe and focus our fundamental efforts on appropriate candidate companies.

The results of our fundamental analysis are presented to our Investment Policy Committee (IPC) which makes all final investment decisions. The IPC draws on its years of experience and insight into the Small and Mid Cap Value universe to select those securities whose undervalued attributes are most likely to gain recognition from the market.

Portfolio Manager(s)

Aaron S. Anderson, Senior Vice President of Research and Investment Policy Committee member

Aaron S. Anderson serves as co-portfolio manager for Fisher Investments' portion of the fund's assets, which he has managed since September 2014. Aaron has been with Fisher Investments since 2005. Aaron is currently the Senior Vice President of Research since 2012 and previously served as a Capital Markets Team Leader in 2012, Research Analyst (Capital Markets) in 2011, Content Creation Team Leader in 2010, and Content Creation Analyst in 2009. Prior to joining Fisher Investments, Aaron worked at Deutsche Bank Alex. Brown as an Assistant Vice President in private wealth management.

Kenneth L. Fisher, Chief Executive Officer, Co-Chief Investment Officer and Investment Policy Committee member

Kenneth L. Fisher serves as co-portfolio manager for Fisher Investments' portion of the fund's assets, which he has managed since September 2014. Ken is the founder and CEO of Fisher Investments since 1979.

William J. Glaser, Executive Vice President of Portfolio Management and Investment Policy Committee member

William J. Glaser serves as co-portfolio manager for Fisher Investments' portion of the fund's assets, which he has managed since September 2014. William has been with Fisher Investments since 1999. He is responsible for the oversight and management of the Research and Investment Operations Groups and has been Executive Vice President of Portfolio Management since 2012. Prior to his current role, William managed the Capital Markets and Securities Research Teams and served as a Capital Markets and Securities Research Analyst.

Jeffery L. Silk, Vice Chairman, Co-Chief Investment Officer and Investment Policy Committee member

Jeffery L. Silk serves as co-portfolio manager for Fisher Investments' portion of the fund's assets, which he has managed since September 2014. As one of the early employees of Fisher Investments, Jeffery has been with Fisher Investments since 1983. Jeffery is currently Vice Chairman, Co-Chief Investment Officer and member of the Investment Policy Committee (IPC) since 2005. Prior to his current responsibilities, Jeffery was President and Chief Operating Officer. He has also served as the firm's Director of Trading and Operations.

Directors and Officers

The following are directors and/or officers of Fisher Investments. The address of each is 5525 NW Fisher Creek Drive, Camas, Washington 98607.

DIRECTORS AND OFFICERS
Name	Position
Kenneth L. Fisher	Chairman of the Board of Managers, Chief Executive Officer, co-Chief Investment Officer, IPC member
Jeffery L. Silk	Vice Chairman of the Board of Managers, co-Chief Investment Officer, IPC member
Steven R. Triplett	Member of the Board of Managers, Chief Operating Officer
Damian D. Ornani	Member of the Board of Managers, President of Client Acquisitions and Service
Nathan C. Fisher	Member of the Board of Managers
Thomas C. Fishel	Chief Compliance Officer
CONTROL PERSONS
Name	Relationship
Fisher Investments, Inc.	Owns 100% of Fisher Investments

No officer or Trustee of the Funds is an officer, employee, director, or shareholder of Fisher Investments.

MATTERS CONSIDERED BY THE BOARD
IN APPROVING THE AGREEMENTS

On September 4, 2014, the Board of Trustees, including the Independent Trustees (together, the Board) voted at an in-person meeting to approve the Agreements on behalf of each respective fund.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Agreements.

In considering whether to approve each Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of each Agreement is in the best interests of each respective fund and its shareholders and that the approval of each such agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under each Agreement bear a reasonable relationship to the services to be rendered to each respective fund and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which a fund may invest. The Board's decision to approve each Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board.

Nature, Extent, and Quality of Services Provided.

With respect to the International Fund, International Multi-Manager Fund, Small-Mid Cap Fund and Small-Mid Cap Multi-Manager Fund, the Board considered the staffing within each New Sub-Adviser to each respective fund, including the backgrounds of its investment personnel, and also took into consideration each fund's investment objective, strategies and related investment philosophy and current sub-adviser line-up. The Board also considered the structure of each New Sub-Adviser's portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of each New Sub-Adviser's investment staff, its use of technology, and the New Sub-Adviser's approach to managing and compensating investment personnel. The Board noted that each New Sub-Adviser's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered each New Sub-Adviser's trading capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by each New Sub-Adviser under each Sub-Advisory Agreement and (ii) the resources to be devoted to the fund's compliance policies and procedures.

With respect to the Core Fund and Core Multi-Manager Fund, the Board noted that it is familiar with the nature, extent and quality of services provided by each New Sub-Adviser to the funds from its oversight of the sub-advisers on behalf of other funds overseen by the Board and that the same investment personnel and support staff, including compliance personnel, of each New Sub-Adviser to the funds that currently provides services to other Strategic Advisers funds will also provide services to the funds pursuant to the same investment mandate. The Board considered that it reviewed information regarding the staffing within each New Sub-Adviser to the funds, including the backgrounds of its investment personnel, prior to approving the existing sub-advisory agreements between each New Sub-Adviser and other funds overseen by the Board, and in connection with its renewal of the existing sub-advisory agreements at its September 2014 Board meeting. The Board also took into consideration each fund's investment objective, strategies and related investment philosophy and current sub-adviser line-up.

Investment Performance. The Board also considered the historical investment performance of each New Sub-Adviser and the portfolio managers in managing accounts under a similar investment mandate. With respect to the Core Fund and the Core Multi-Manager Fund, the Board noted that each New Sub-Adviser to the funds will continue to utilize the same investment mandate and advisory personnel in managing the funds as it currently uses to manage other funds overseen by the Board and, as such, also considered each New Sub-Adviser's investment performance on behalf of the other funds overseen by the Board.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to each fund under each respective Agreement should benefit each fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. In reviewing the Agreements, the Board considered the amount and nature of fees to be paid by each fund to the fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to each respective New Sub-Adviser and the projected change in the fund's total operating expenses as a result of hiring each respective New Sub-Adviser.

With respect to the Core Fund and the Core Multi-Manager Fund, the Board noted that each fund's maximum aggregate annual management fee rate may not exceed 1.00% and 1.05%, respectively, of each fund's average daily net assets and that the respective Agreements will not result in a change to the maximum aggregate annual management fee payable by each fund or the portion of the management fee retained by Strategic Advisers for each fund, if any. The Board considered Strategic Advisers' contractual agreement to waive its 0.25% portion of the Core Fund's management fee through September 30, 2016, and its proposal to extend the management fee waiver through September 30, 2017. In addition, the Board considered that the 0.25% portion of the Core Fund's management fee paid to Strategic Advisers is all-inclusive and that Strategic Advisers pays Core Fund's operating expenses, with certain limited exceptions, out of its portion of the management fee. The Board also considered that Strategic Advisers has contractually agreed to reimburse the retail class, Class L and Class N of the Core Multi-Manager Fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) as a percentage of net assets exceed 0.97%, 0.97% and 1.22%, respectively, through July 31, 2015. In addition, the Board noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the Core Multi-Manager Fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 0.87% of the class' average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

With respect to the Small-Mid Cap Fund and Small-Mid Cap Multi-Manager Fund, the Board noted that each fund's maximum aggregate annual management fee rate may not exceed 1.10% and 1.15%, respectively, of each fund's average daily net assets and that the respective Agreements will not result in a change to the maximum aggregate annual management fee payable by each fund or the portion of the management fee retained by Strategic Advisers for each fund, if any. The Board considered Strategic Advisers' contractual agreement to waive its 0.25% portion of the Small Mid-Cap Fund's management fee through September 30, 2016, and its proposal to extend the management fee waiver through September 30, 2017.The Board also noted that no changes were proposed to Strategic Advisers' voluntary agreement to waive 0.01% of the management fee for the Small-Mid Cap Multi-Manager Fund, which may be terminated by Strategic Advisers at any time. The Board also considered that Strategic Advisers has contractually agreed to reimburse the retail class, Class L and Class N of the Small-Mid Cap Multi-Manager Fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) as a percentage of net assets exceed 1.16%, 1.16% and 1.41%, respectively, through April 30, 2015. In addition, the Board noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the Small Mid-Cap Multi-Manager Fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 1.06% of the class' average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

With respect to the International Fund and International Multi-Manager Fund, the Board noted that each fund's maximum aggregate annual management fee rate may not exceed 1.00% and 1.05%, respectively, of each fund's average daily net assets and that the respective Agreements will not result in a change to the maximum aggregate annual management fee payable by each fund or the portion of the management fee retained by Strategic Advisers for each fund, if any. The Board considered Strategic Advisers' contractual agreement to waive its 0.25% portion of the International Fund's management fee through September 30, 2016, and its proposal to extend the management fee waiver through September 30, 2017. The Board also considered that Strategic Advisers has contractually agreed to reimburse the retail class, Class L and Class N of the International Multi-Manager Fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) as a percentage of net assets exceed 1.18%, 1.18% and 1.43%, respectively, through April 30, 2015. In addition, the Board noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the International Multi-Manager Fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 1.09% of the class' average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

Based on its review, the Board concluded that each fund's management fee structure and any changes to projected total expenses bear a reasonable relationship to the services that each fund and its shareholders will receive and the other factors considered.

Because each Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by each respective fund and the portion of the management fee retained by Strategic Advisers for each fund, if any, the Board did not consider costs of services and profitability to be significant factors in its decision to approve each respective Agreement.

Potential Fall-Out Benefits. The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the funds, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of the fund's advisory agreement with Strategic Advisers. With respect to the New Sub-Advisers, the Board considered management's representation that it does not anticipate that the hiring of the New Sub-Advisers will have a material impact on the potential for fall-out benefits to Strategic Advisers or its affiliates.

Possible Economies of Scale. The Board considered that it reviews whether there have been economies of scale in connection with the management of the funds during its annual renewal of each fund's advisory agreement with Strategic Advisers and the annual renewal of the sub-advisory agreements.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that each respective Agreement's fee structure bears a reasonable relationship to the services to be rendered and that each Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which each fund may invest. In addition, the Board concluded that the approval of each Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

MANAGEMENT INFORMATION ABOUT STRATEGIC ADVISERS

The principal business address of Strategic Advisers, the Funds' investment adviser, is 245 Summer Street, Boston, Massachusetts, 02210.

The principal business address of Fidelity Distributors Corporation (FDC), the Funds' principal underwriter and distribution agent, is 100 Salem Street, Smithfield, Rhode Island 02917.

BROKERAGE INFORMATION

The following table shows the aggregate amount of commissions paid to any broker or dealer affiliated with the Funds through the fiscal period ended February 28, 2014 for the International, International Multi-Manager, Small-Mid Cap, and Small-Mid Cap Multi-Manager Funds or through the fiscal period ended May 31, 2014 for the Core and Core Multi-Manager Funds:

Fund	Broker	Affiliate	Commissions	Percentage of Aggregate Brokerage Commissions
Core Fund	National Financial Services LLC (NFS)	FMR LLC/ Strategic Advisers	$ 220,580	2.17%
	Sanford C. Bernstein & Co.	Alliance Bernstein L.P.	$ 65,790	0.63%
Core Multi-Manager Fund	NFS	FMR LLC/ Strategic Advisers	$ 1,565	1.93%
	Sanford C. Bernstein & Co.	Alliance Bernstein L.P.	$ 411	0.51%
International Fund	NFS	FMR LLC/ Strategic Advisers	$ 19	0.00%
Small-Mid Cap Fund	Alger Inc.	Fred Alger Management, Inc.A	$ 11,492	0.33%
Small-Mid Cap Multi-Manager Fund	Alger Inc.	Fred Alger Management, Inc.B	$ 1,451	1.66%

A Sub-Advisory Agreement with Fred Alger Management, Inc. for the Small-Mid Cap Fund expired on September 30, 2013.

B Sub-Advisory Agreement with Fred Alger Management, Inc. for the Small-Mid Cap Multi-Manager Fund expired on November 30, 2013.

The International Multi-Manager Fund did not pay any brokerage commissions to affiliated brokers or dealers for the fiscal period ended February 28, 2014.

OTHER INFORMATION

Outstanding Shares and Ownership of Shares. The following table shows the number of shares of each Fund that were issued and outstanding as of August 31, 2014:

Fund	Shares Outstanding
Core Fund	1,366,384,534
Core Multi-Manager Fund	4,472,243
International Fund	2,251,115,899
International Multi-Manager Fund	5,155,293
Small-Mid Cap Fund	478,616,291
Small-Mid Cap Multi-Manager Fund	2,463,127

As of August 31, 2014, the Trustees and Officers of the Trust owned, in the aggregate, less than 1% of each Fund's outstanding shares.

To the knowledge of the Trust, substantial (5% or more) record and/or beneficial ownership of each Fund as of August 31, 2014, was as follows:

Class Name	Owner Name	City	State	Ownership %
STRATEGIC ADVISERS CORE MULTI-MANAGER FUND*	FIMM LLC	BOSTON	MA	97.52%
STRATEGIC ADVISERS CORE MULTI-MANAGER FUND: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2020 FUND	BOSTON	MA	15.54%
STRATEGIC ADVISERS CORE MULTI-MANAGER FUND: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2030 FUND	BOSTON	MA	12.57%
STRATEGIC ADVISERS CORE MULTI-MANAGER FUND: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2050 FUND	BOSTON	MA	10.40%
STRATEGIC ADVISERS CORE MULTI-MANAGER FUND: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2035 FUND	BOSTON	MA	8.88%
STRATEGIC ADVISERS CORE MULTI-MANAGER FUND: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2055 FUND	BOSTON	MA	8.28%
STRATEGIC ADVISERS CORE MULTI-MANAGER FUND: CLASS F	FIMM LLC	BOSTON	MA	7.56%
STRATEGIC ADVISERS CORE MULTI-MANAGER FUND: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2045 FUND	BOSTON	MA	7.44%
STRATEGIC ADVISERS CORE MULTI-MANAGER FUND: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2015 FUND	BOSTON	MA	7.39%
STRATEGIC ADVISERS CORE MULTI-MANAGER FUND: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2040 FUND	BOSTON	MA	6.22%
STRATEGIC ADVISERS SMALL-MID CAP MULTI-MANAGER FUND*	FIMM LLC	BOSTON	MA	95.49%
STRATEGIC ADVISERS SMALL-MID CAP MULTI-MANAGER FUND: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2020 FUND	BOSTON	MA	14.45%
STRATEGIC ADVISERS SMALL-MID CAP MULTI-MANAGER FUND: CLASS F	FIMM LLC	BOSTON	MA	14.13%
STRATEGIC ADVISERS SMALL-MID CAP MULTI-MANAGER FUND: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2030 FUND	BOSTON	MA	11.57%
STRATEGIC ADVISERS SMALL-MID CAP MULTI-MANAGER FUND: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2050 FUND	BOSTON	MA	9.73%
STRATEGIC ADVISERS SMALL-MID CAP MULTI-MANAGER FUND: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2035 FUND	BOSTON	MA	8.31%
STRATEGIC ADVISERS SMALL-MID CAP MULTI-MANAGER FUND: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2055 FUND	BOSTON	MA	7.69%
STRATEGIC ADVISERS SMALL-MID CAP MULTI-MANAGER FUND: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2045 FUND	BOSTON	MA	6.94%
STRATEGIC ADVISERS SMALL-MID CAP MULTI-MANAGER FUND: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2015 FUND	BOSTON	MA	6.89%
STRATEGIC ADVISERS SMALL-MID CAP MULTI-MANAGER FUND: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2040 FUND	BOSTON	MA	5.81%
STRATEGIC ADVISERS INTERNATIONAL MULTI-MANAGER FUND*	FIMM LLC	BOSTON	MA	96.45%
STRATEGIC ADVISERS INTERNATIONAL MULTI-MANAGER FUND: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2020 FUND	BOSTON	MA	16.01%
STRATEGIC ADVISERS INTERNATIONAL MULTI-MANAGER FUND: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2030 FUND	BOSTON	MA	12.80%
STRATEGIC ADVISERS INTERNATIONAL MULTI-MANAGER FUND: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2050 FUND	BOSTON	MA	10.54%
STRATEGIC ADVISERS INTERNATIONAL MULTI-MANAGER FUND: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2035 FUND	BOSTON	MA	8.77%
STRATEGIC ADVISERS INTERNATIONAL MULTI-MANAGER FUND: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2055 FUND	BOSTON	MA	8.28%
STRATEGIC ADVISERS INTERNATIONAL MULTI-MANAGER FUND: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2015 FUND	BOSTON	MA	7.52%
STRATEGIC ADVISERS INTERNATIONAL MULTI-MANAGER FUND: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2045 FUND	BOSTON	MA	7.41%
STRATEGIC ADVISERS INTERNATIONAL MULTI-MANAGER FUND: CLASS F	FIMM LLC	BOSTON	MA	6.37%
STRATEGIC ADVISERS INTERNATIONAL MULTI-MANAGER FUND: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2040 FUND	BOSTON	MA	6.27%

* The ownership information shown above is for a class of shares of the fund.

Shareholder Proposals. The Trust does not hold regularly scheduled meetings of shareholders of the Funds. Any shareholder proposal for a shareholder meeting must be presented to the Trust within a reasonable time before proxy materials for such meeting are sent to shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting should send their written proposals to the Secretary of the Fund, attention "Fund Shareholder Meetings," 245 Summer Street, Mailzone V10A, Boston, Massachusetts 02210.

Annual Report. For a free copy of a Fund's most recent annual report and semi-annual report, if any, call 1-800-544-3455 (Core Fund, International Fund, and Small-Mid Cap Fund) or 1-800-835-5095 (Core Multi-Manager Fund, International Multi-Manager Fund, and Small-Mid Cap Multi-Manager Fund) or write to Fidelity Distributors Corporation at 100 Salem Street, Smithfield, Rhode Island 02917. In addition, you may visit Fidelity's website at www.fidelity.com for a free copy of a prospectus, statement of additional information, annual or semi-annual report, or to request other information.

NOTICE TO BANKS, BROKER-DEALERS
AND VOTING TRUSTEES AND THEIR NOMINEES

Please advise the Trust, in care of Fidelity Investments Institutional Operations Company, Inc., 100 Salem St., Smithfield, RI, 02197, whether other persons are beneficial owners of shares for which the Information Statement is being mailed and, if so, the number of copies of the Information Statement and Annual Report you wish to receive in order to supply copies to the beneficial owners of the respective shares.

The third-party marks appearing above are the marks of their respective owners.

Strategic Advisers is a registered service mark of FMR LLC. © 2014 FMR LLC. All rights reserved.

1.9861004.100 RST2-PIS-1014